EXHIBIT 99.1
Management Presentation November 2006

Metalico, Inc.

Disclaimer This presentation includes certain statements that fall within the definition of "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Any such statements are subject to risks and uncertainties, including overall economic and market conditions, competitors' and customers' actions, and weather conditions, which could cause actual results to differ materially from those anticipated, including those risks identified in the Company's filings with the Securities and Exchange Commission. Accordingly, such statements should be considered in light of these risks. Any prediction by the Company of future financial results or other events is only a statement of management's belief at the time the prediction is made. There can be no assurance that any prediction, once made, will continue thereafter to reflect management's belief, and the Company does not undertake any obligation to update any information contained herein.

Company Overview Metalico at a Glance Metalico, Inc. ("Metalico" or the "Company") is a leading scrap metal recycling and lead fabrication company with a strategic operating presence in five states Founded in 1997 to acquire and consolidate scrap metal recycling and fabrication businesses in select markets Common stock began trading on the AMEX on March 15, 2005 under the symbol "MEA" Currently operates 12 locations with 409 employees, primarily non-union, headquartered in Cranford, New Jersey Two distinct business segments: Ferrous and non-ferrous scrap metal recycling Lead metal product manufacturing and fabricating Recent financial results: Revenue EBITDA FYE December 31, 2005 $155.2mm* $17.6mm* LTM September 30, 2006 $198.1mm $24.5mm NME September 30, 2006 $159.9mm $20.1mm *restated to reflect the sale of the operating assets Gulf Coast Recycling, Inc.

Company Overview Locations by Operation SCRAP METAL LEAD FABRICATING New York State Buffalo, Syracuse, Rochester, Niagara Falls and Lackawanna (7 total locations) California Healdsburg & Ontario Nevada Carson City Alabama Birmingham Illinois Granite City L L L L L S S S S S

Scrap Metal Recycling Acquire/Expand in contiguous and new markets Platform businesses that provide for market growth and consolidation Development/acquisition of auto-shredding capacity Tuck-ins within existing markets Internal growth developing operations in strategic markets Improve operating density Maximize operating efficiencies Continue to implement initiatives to reduce operating costs and maximize profitability Mitigate commodity price risk Maintain appropriate mix of ferrous/non-ferrous/lead products Turn inventory quickly Continue to vertically integrate scrap metal recycling and lead fabrication Lead Fabrication Undertaking a mill replacement project to improve productivity in Birmingham Primarily focused on improving operating efficiencies Focused on reducing our raw material costs Growth through acquisitions, consolidation of regional markets, internal development projects and improved operational density are our core goals. Metalico Business Strategy

Scrap Metal Recycling Industry Approximately $20 Billion in Annual Revenue from Recycled Metals Over 1,000 independent recyclers with more than 3,000 operating locations Top 20 Companies control about 35% of the industry Still highly fragmented with excellent consolidation opportunities Demand for scrap both domestic and foreign expected to continue to grow

Scrap Metal Recycling Operations Industry - Ferrous The U.S. recycled 70 MM tons of iron and steel in 2005 The single largest source was shredded cars totaling approximately 13 MM tons Supply of scrap metal shrinking from manufacturing but growing from obsolete products Electric Arc Furnaces (EAF), also know as mini-mills, consumed more than 1/2 of all recycled steel EAF's in the U.S. continue to expand consumption so domestic scrap demand will remain strong Demand for exported scrap expected to continue growing for infrastructure development in China, India and South Korea

The U.S. recycles approximately 9 MM tons of non-ferrous scrap annually Breakdown: Volume (Tons) Principal Uses Aluminum 4,100,000 Transportation, Beverage Containers, Construction Copper 1,500,000 Electrical, Plumbing Stainless Steel 1,100,000 Food Industry, Chemical, Petroleum, Power Plants Other - (Brass, 2,000,000 Transportation, Fixtures, Components Lead, Zinc) Using scrap in manufacturing of products is: Very energy efficient Reduces unit labor costs Generates less pollution than virgin ores Preserves finite natural resources Scrap Metal Recycling Operations Industry - Non-Ferrous

Scrap Metal Recycling Operations Scrap Cycle Scrap Cycle Scrap Cycle Sourced Processed Non-Ferrous Sorted-Packaged Baled-Briquetted Plasma Cutting Thermal Conversion INDOOR-OUTDOOR FACILITIES Ferrous Sheared to Specifications Hi-Density Bundle Torch Cut Graded and Loaded Shredded Warehoused & Later Shipped Warehoused & Later Shipped By Rail By Truck Non-Ferrous Secondary Ingot Makers Rolling Mills and Extrusion Plants Die Cast Producer Toll Processors and other Non-Ferrous Foundries De-ox Makers - MARI Ferrous Electric Arc Furnaces Mini-Mills Integrated Steel Makers Steel Foundries ?? ?? ?? ?? ?? Consumed ?? ?? ?? ?? Industrial Obsolete Cars/Appliances Dealers and Peddlers

Scrap Metal Recycling Operations One of the largest full service scrap metal recyclers in upstate New York Seven locations handle a full array of scrap metal products 58% of 2005 revenue Scrap Metal Recycling Revenue Operating Income Margin 12/31/2003 38118 3858 0.101 12/31/2004 77733 11975 0.154 12/31/2005 87995 9221 0.105 LTM 9/2006 119818 15721 0.131 Fiscal Year Ended

Scrap Metal Recycling Operations Examples of Scrap Metal Products Aluminum De-ox Cones Used Beverage Containers Aluminum Sows Baled Aluminum Spinnings Baled Copper Wire Aluminum Wheels Brass Turnings Catalytic Converter Dust Steel Turnings

Lead Fabricating and Product Manufacturing - Non-Battery: Approximately $200-250 million in annual industry revenues Approximately 20 companies between US, Canada and Mexico Estimated total (non-battery) consumption - over 100,000 tons of lead per year Replacement facilities are capital intensive and equipment not readily available Business is characterized by a high degree of diverse, customized products Historically, pricing of lead is less cyclical than the scrap business Highly regulated industry Lead Fabrication Industry

Lead Product Fabrication Operations Largest non-battery fabricated lead producers in the United States Five facilities in four states that make sheet lead, lead shot, and extruded product Consume approximately 80 million pounds per year Used in more than 100 different end products Radiation shielding, roofing, plumbing, recreation, defense, construction, automotive, electronics and chemical industry Lead Fabrication Revenue Operating Income Margin 12/31/2003 13423 1034 0.077 12/31/2004 27021 2501 0.093 12/31/2005 67242 8546 0.127 LTM 9/2006 78252 9811 0.125 Fiscal Year Ended

Lead Product Fabrication Operations Competitive Advantages Leadership role as the largest fabricated lead product company in the United States Offer one of the broadest product lines in the industry High market share with fewer competitors Continually drive down cost of raw materials through improved and expanded scrap management programs Maximize sales and service efforts, support customers with customized products Judiciously utilize pricing power to pass through cost increases improving cash flow Enhance competitiveness through equipment productivity improvements Unique ability within the industry to recycle and alloy lead scrap for use as raw material for product fabrication Approximately 15% of raw material from recycled lead scrap The largest producers in North America selling fabricated lead products to more than 900 consumers used in over 100 end-products.

Lead Product Fabrication Operations Fabricated Lead Products Handy Lead Ingot Lead Plates Lead Coil Lead Boat Keel Lead Interlocking Bricks Lead Shot Lead Shingles Lead Flashings Lead Ingots

Metalico Management Team

The Company's executive management team has a proven track record of acquisitions and operating success

Name	Title	Age	Biography
❖ Carlos E. Agüero	Chairman, CEO & President	53	Founded Company in August 1997 Founder, CEO, President & Director of Continental Waste Industries 1988-1996
❖ Michael J. Drury	Executive Vice President & Director	50	EVP of Metalico since Company's founding, Director since September 1997. SVP, CFO and Board member of Continental Waste Industries 1988-1997
❖ Arnold S. Graber	Executive VP & General Counsel	52	Joined Company in May 2004; previously practiced law at Otterbourg, Steindler, Houston & Rosen, P.C., NY
❖ Eric W. Finlayson	Senior VP & CFO	47	SVP and CFO since Company's founding; Corporate Controller of Continental Waste Industries 1993 - 1997
❖ Warren Jennings	VP of Operations	48	VP of Operations effective January 2006. General Manager - Special Projects, Metal Management, Inc., 1999 - 2005.
❖ David J. DelBianco	VP of Business Development	44	Joined Company in April 2004; Controller & Vice President, PSEG Asset Management 2001-2004; Operations Controller of Continental Waste Industries 1994 - 1997
❖ Kevin R. Whalen	VP Corporate Controller	42	Joined Company in July 2004; Finance Manager of Ivoice Inc., 2000 to 2004; Corporate Controller Willcox & Gibbs, 1996 - 2000

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Key Operating Personnel An experienced, seasoned group responsible for day to day operations of Metalico's facilities George Ostendorf General Manager, Buffalo - Scrap Metal Recycling - over 15 years experience Dean Southcott General Manager, Rochester - Scrap Metal Recycling - over 30 years experience Kenneth Blumberg Marketing & Operations - Non-Ferrous Metals - over 10 years experience William McDougall Sales & Marketing Manager - Hi Temp Alloys - over 30 years experience in high temperature alloys Michael Knowles Sales & Marketing Manager - Ferrous Metals - over 30 years experience Jon Marantz Developer, General Manager - Metalico Aluminum Recovery - 20 years aluminum processing experience Rod Hatchell General Manager - Lead Fabrications - over 12 years of fabrication experience Peter Boykin Marketing & Operations Manager Lead Shot Products - 34 years experience Don Fleming Director of Operations - Lead Fabrications. 15 years of related manufacturing/engineering experience

Financial Overview Results 2001 2002 2003 2004 2005 LTM Seventh Eighth Revenue - MEA 61604 49924 51541 104754 155237 198070 466 267 MEA - Revenue from Continuing Operations MEA - EBITDA from Continuing Operations MEA - Income from Continuing Operations MEA - EPS 2001 2002 2003 2004 2005 LTM EPS - MEA, Cont. Ops 0.51 0.11 0.2 0.31 0.29 0.44 EPS - MEA, Disc. Ops 0.03 0.01 -0.12 -0.02 -0.06 -0.08 2001 2002 2003 2004 2005 LTM Seventh Eighth EBITDA - MEA 3667 4556 4705 13274 17595 24523 466 267 2001 2002 2003 2004 2005 LTM Seventh Eighth NI - MEA 9620 2583 4610 6986 6933 11065 466 267

Financial Overview Capitalization ($ in thousands) September 30, 2006 (un-audited) Cash and cash equivalents $1,351 Short-term debt and current portion of long-term debt $7,520 Total long-term debt $14,447 Total stockholders' equity 66,333 Total capitalization $88,300 Long-term debt to total capitalization 16.4% Total debt to total capitalization 24.9% Source: Metalico public filings; Company management.

Investment Highlights Metalico is a leader in the businesses and regional markets in which it operates Experienced management team, proven in acquisitions, operations and consolidations Fragmented scrap industry provides opportunity for internal growth and continued consolidation at attractive valuations Scrap processing is fundamental to success of metals industry and steel mini-mill operations Dominance in current geographic markets Diversified operations - ferrous and non-ferrous scrap processing and lead fabrication - provide defense against commodity downturns Extensive product line, high quality customer base with longstanding relationships Business generates significant cash flow - last twelve months $24.5 million Continued strength of the commodity metals markets Strong balance sheet - conservative accounting policies

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